SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 1,2000

ARS Networks, Incorporated
(Formerly Ameri-can Railway Systems, Incorporated)

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(Exact name of registrant as specified in its charter)

New Hampshire	000-25967	14-1805077
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Walnut Street, Champlain, New York 12919

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(Address of principal executive offices)

Registrant's telephone number, including area code:
(518) 298-2042

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ITEM 5.

OTHER EVENTS

Management Changes

Effective June 1, 2000, Sydney Harland is appointed as President and CEO of ARS Networks, Incorporated. Mr. Harland is co-founder of the Company and previously held the position of Chairman and CEO. Mr. Harland assumes the position of President subsequent to the expiration of Peter Ross's contract at the end of May.

As a result of Mr. Harland's appointment, Peter J. Hoult, a director since June of 1998, was appointed Chairman of the Board of ARS Networks, Incorporated effective June 1, 2000.

Also effective, June 1, 2000, Ron Moodie is appointed Controller of the Company. Mr. Moodie has served on the Company's Advisory Board since inception and brings extensive management experience to ARS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)
ARS Networks, Incorporated
(Formerly Ameri-can Railway Systems, Incorporated)

By: /s Sydney A. Harland -----------------------------
Sydney A. Harland President & CEO

DATE: June 5, 2000